Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,750,000.00
Previously Paid Amount	973.71
Total Fee Amount	3,970.38
Total Offset Amount	1,408.52
Net Fee	$ 1,588.15